SECOND AMENDMENT TO SERVICING AGREEMENT

     THIS SECOND AMENDMENT TO SERVICING AGREEMENT, dated as of November 28, 2005 (this "Amendment"), is among:

     (i)  CONN FUNDING II, L.P., as the Issuer (the "Issuer");

     (ii) CAI, L.P., as the Servicer (the "Servicer"); and

     (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as the Trustee (the "Trustee").

                                   BACKGROUND

     A. Reference is made to (i) the Servicing Agreement, dated as of September 1, 2002, among the Issuer, the Servicer and the Trustee (as amended, restated, supplemented or otherwise modified through the date hereof, the "Agreement"), (ii) the Base Indenture, dated as of September 1, 2002, between the Issuer and the Trustee (the "Base Indenture"), (iii) the Series 2002-A Supplement, dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-A Supplement") and (iv) the Series 2002-B Supplement, dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-B Supplement") (each of the Base Indenture, the 2002-A Supplement and the 2002-B Supplement, as amended, restated, supplemented or otherwise modified through the date hereof, and collectively, the "Indenture"). Capitalized terms used herein but not otherwise defined herein have the meanings assigned thereto in the Agreement or the Indenture.

     B. As a result of (i) the displacement of the employees from the offices of the Servicer caused by Hurricane Rita and the aftermath of such hurricane and displacement and (ii) the unavailability of the auditors of the Servicer to deliver certain reports within the time required under Section 2.02(e)(i) of the Agreement, the Issuer, the Servicer, and the Trustee desire to amend the Agreement as hereinafter set forth.

     C. Pursuant to Section 7.01(b) of the Agreement, this Amendment requires the consent of the Required Persons of each outstanding Series.

     D. The Issuer and the Required Persons under the 2002-A Supplement have determined that this Amendment is not material within the meaning of Section 7.3 of the Note Purchase Agreement, dated as of September 13, 2002, as amended, restated, supplemented or otherwise modified through the date hereof, among the Issuer, Conn Appliances, Inc., the Servicer, Three Pillars Funding LLC (f/k/a Three Pillars Funding Corporation) and SunTrust Capital Markets, Inc. ("SunTrust").

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment to the Agreement. The first sentence of Section 2.02(e)(i) of the Agreement is hereby amended by inserting the following parenthetical immediately following the date "July 31" therein:

           (but solely with respect to 2005, on or before December 15)

     SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the execution and delivery to the Trustee of this Amendment by each of the parties hereto, SunTrust and the Required Persons of each outstanding Series (whether by facsimile or otherwise).

     SECTION 3. Representations and Warranties. Each of the Issuer and Servicer represents and warrants upon and as of the effectiveness of this Amendment that:

     (a) no event or condition has occurred and is continuing which would constitute a Servicer Default or would constitute a Servicer Default but for the requirement that notice be given or time elapsed or both; and

     (b) after giving effect to this Amendment, its representations and warranties set forth in the Agreement and the other Transaction Documents to which it is a party are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

     SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Servicing Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

     SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles (other than Section 5-1401 of the New York General Obligations Law).

     SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.



                                CONN FUNDING II, L.P., as Issuer

                                By:      Conn Funding II GP, L.L.C.,
                                         its general partner

                                By:/s/ David R. Atnip
                                   ---------------------------------------------
                                Name:
                                Title:



                                CAI, L.P., as Servicer

                                By:      Conn Appliances, Inc.,
                                         its general partner

                                By:/s/ David R. Atnip
                                   ---------------------------------------------
                                Name:
                                Title:

                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION, not in its individual
                                capacity, but solely as Trustee

                                By:/s/ Marianna Stershic
                                   ---------------------------------------------
                                Name: Marianna Stershic
                                Title: Vice President

                                ACCEPTED AND AGREED:

                                SUNTRUST CAPITAL MARKETS, INC.

                                By:/s/ Michael Maza
                                   ---------------------------------------------
                                Name: Michael Maza
                                Title: Managing Director

                                ACCEPTED AND AGREED:


                                THREE PILLARS FUNDING LLC, as a Series
                                2002-A Noteholder

                                By:/s/ Doris J. Hearn
                                   ---------------------------------------------
                                Title: Vice President

                                ACCEPTED AND AGREED:

                                SunAmerica Life Insurance Company,
                                ----------------------------------
                                as a Series 2002-B, Class A Noteholder

                                By: AIG Global Investment Corp.,
                                    Invest adviser

                                By:/s/ Thomas Denkler
                                   ---------------------------------------------
                                Title: Managing Director


                                outstanding principal amount of
                                Note:$25,000,000

                                ACCEPTED AND AGREED:

                                AIG SunAmerica Life Assurance Company
                                -------------------------------------
                                (f/k/a & d/b/a Anchor National Life Insurance
                                ---------------------------------------------
                                Company),
                                ---------
                                as a Series 2002-B, Class A Noteholder

                                By: AIG Global Investment Corp.,
                                     Invest adviser

                                By:/s/ Thomas Denkler
                                   ---------------------------------------------
                                Title: Managing Director


                                outstanding principal amount of
                                Note:$20,000,000

                                ACCEPTED AND AGREED:

                                First SunAmerica Life Insurance Company,
                                ----------------------------------------
                                as a Series 2002-B, Class A Noteholder

                                By: AIG Global Investment Corp.,
                                     Invest adviser

                                By:/s/ Thomas Denkler
                                   ---------------------------------------------
                                Title: Managing Director


                                outstanding principal amount of
                                Note:$20,000,000

                                ACCEPTED AND AGREED:

                                ING Life Insurance and Annuity Company,
                                ---------------------------------------
                                as a Series 2002-B, Class A Noteholder

                                By ING Investment Management LLC,
                                As Agent

                                By: /s/Chris Lyons
                                   ---------------------------------------------
                                Title: Senior Vice President


                                outstanding principal amount of
                                Note:$11,000,000

                                ACCEPTED AND AGREED:

                                ING USA Annuity and Life Insurance Company,
                                -------------------------------------------
                                as a Series 2002-B, Class A Noteholder

                                By: ING Investment Management LLC,
                                As Agent

                                By: /s/ Chris Lyons
                                   ---------------------------------------------
                                Title: Senior Vice President


                                outstanding principal amount of
                                Note:$17,000,000

                                ACCEPTED AND AGREED:

                                New York Life Insurance Company,
                                --------------------------------
                                as a Series 2002-B, Class A Noteholder

                                By:/s/ Kathleen P. Haas
                                   ---------------------------------------------
                                Title: Investment Vice President


                                outstanding principal amount of
                                Note:$2,857,143

                                ACCEPTED AND AGREED:

                                New York Life Insurance and Annuity Corporation
                                -----------------------------------------------
                                By: New York Life Investment Management LLC,
                                --------------------------------------------
                                        Its investment manager,
                                -------------------------------
                                as a Series 2002-B, Class A Noteholder

                                By:/s/ Kathleen P. Haas
                                   ---------------------------------------------
                                Title: Director


                                outstanding principal amount of
                                Note:$7,142,857

                                ACCEPTED AND AGREED:

                                LaSalle Bank, N.A. as Trustee for
                                ------------------------------------------------
                                ACA ABS 220-1, Ltd.                            ,
                                ------------------------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By:/s/Michael Oliver
                                   ---------------------------------------------
                                Title: Assistant Vice President


                                outstanding principal amount of
                                Note:$3,000,000

                                ACCEPTED AND AGREED:

                                SunAmerica Life Insurance Company,
                                ----------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By: AIG Global Investment Corp.,
                                     Invest adviser

                                By:/s/ Thomas Denkler
                                   ---------------------------------------------
                                Title: Managing Director


                                outstanding principal amount of
                                Note:$10,000,000

                                ACCEPTED AND AGREED:

                                ING Life Insurance and Annuity Company,
                                ---------------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By: ING Investment Management LLC,
                                As Agent

                                By: /s/Chris Lyons
                                   ---------------------------------------------
                                Title: Senior Vice President


                                outstanding principal amount of
                                Note:$5,000,000

                                ACCEPTED AND AGREED:

                                ING USA Annuity and Life Insurance Company,
                                -------------------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By: ING Investment Management LLC,
                                As Agent

                                By: /s/Chris Lyons
                                   ---------------------------------------------
                                Title: Senior Vice President


                                outstanding principal amount of
                                Note:$7,000,000

                                ACCEPTED AND AGREED:

                                United of Omaha Life Insurance Company,
                                ---------------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By:/s/ Donna D. Ennis
                                   ---------------------------------------------
                                Title: Vice President


                                outstanding principal amount of
                                Note:$18,000,000

                                ACCEPTED AND AGREED:

                                Companion Life Insurance Company,
                                ---------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By:/s/ Donna D. Ennis
                                   ---------------------------------------------
                                Title: Vice President


                                outstanding principal amount of
                                Note:$2,778,000

                                ACCEPTED AND AGREED:

                                New York Life Insurance Company,
                                --------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By:/s/ Kathleen P. Haas
                                   ---------------------------------------------
                                Title: Investment Vice President


                                outstanding principal amount of
                                Note:$2,571,429

                                ACCEPTED AND AGREED:

                                New York Life Insurance and Annuity Corporation
                                ------------------------------------------------
                                By: New York Life Investment Management, LLC,
                                ------------------------------------------------
                                         Its investment manager,
                                --------------------------------
                                as a Series 2002-B, Class B Noteholder

                                By:/s/ Kathleen P. Haas
                                   ---------------------------------------------
                                Title: Director


                                outstanding principal amount of
                                Note:$6,428,571

                                ACCEPTED AND AGREED:

                                New York Life Insurance Company,
                                --------------------------------
                                as a Series 2002-B, Class C Noteholder

                                By:/s/ Kathleen P. Haas
                                   ---------------------------------------------
                                Title: Investment Vice President


                                outstanding principal amount of
                                Note:$571,428

                                ACCEPTED AND AGREED:

                                New York Life Insurance and Annuity Corporation
                                ------------------------------------------------
                                By: New York Life Investment Management, LLC,
                                ------------------------------------------------
                                         Its investment manager,
                                --------------------------------
                                as a Series 2002-B, Class C Noteholder

                                By:/s/ Kathleen P. Haas
                                   ---------------------------------------------
                                Title: Director


                                outstanding principal amount of
                                Note:$1,428,572

                                ACCEPTED AND AGREED:

                                NYLIM Stratford CDO 2001-1
                                --------------------------
                                By: New York Life Investment Management LLC,
                                --------------------------------------------
                                In its capacity as Collateral Manager
                                -------------------------------------
                                as a Series 2002-B, Class C Noteholder

                                By:/s/ Edward Fitzgerald
                                   ---------------------------------------------
                                Title: Managing Director


                                outstanding principal amount of
                                Note:$4,000,000